Exhibit 99.2

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

IN RE ZYNERBA PHARMACEUTICALS, INC. DERIVATIVE LITIGATION	Lead Case No. 1:20-cv-00557-CFC

NOTICE TO CURRENT ZYNERBA SHAREHOLDERS OF PROPOSED
SETTLEMENT AND DISMISSAL WITH PREJUDICE OF DERIVATIVE ACTION

TO:	ALL OWNERS OF ZYNERBA PHARMACEUTICALS, INC. (“ZYNERBA” OR THE “COMPANY”) STOCK (TICKER SYMBOL: ZYNE).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTION, ZYNERBA SHAREHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated April 28, 2021 (the “Stipulation”). The purpose of this Notice is to inform you of:

•       the existence of the derivative action captioned In re Zynerba Pharmaceuticals, Inc. Derivative Litigation, Lead Case No. 1:20-cv-00557-CFC. (D. Del.) (“Derivative Action”),

•       the proposed settlement between Plaintiffs[1] and Defendants reached in the Derivative Action and a related demand pursuant to 8 Del. C. § 220 to inspect certain books and records of Zynerba received from a Zynerba shareholder (the “Settlement”),

•       the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Derivative Action with prejudice,

•       Plaintiffs’ Counsel’s application for fees and expenses, and

•       Plaintiffs’ Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

Summary

On April 28, 2021, Zynerba, in its capacity as a nominal defendant, entered into the Stipulation in the above-captioned Derivative Action -- in which two derivative actions were consolidated -- filed derivatively on behalf of Zynerba, in the United States District Court for the District of Delaware (the “Court”) against certain current and former directors and officers of the Company and against the Company as a nominal defendant. The Stipulation also satisfies a shareholder demand made by Company shareholder Rainer Machek pursuant to 8 Del. C. § 220 to inspect certain books and records of Zynerba (the “Demand,” and together with the Derivative Action, the “Derivative Matters”). The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Action with prejudice and the complete satisfaction of the Demand, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to adopt certain corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides that Defendants’ Insurer shall pay a Fee and Expense Amount to Plaintiffs’ Counsel in an amount to be determined at a later date subject to the mechanism described in the Stipulation at Section IV, Paragraphs 5.1-5.2, (“Fee and Expense Amount”) and Service Awards to each of three Plaintiffs of one thousand five hundred dollars ($1,500.00) to be paid from the Fee and Expense Amount, subject to Court approval. As set forth below, the parties have agreed upon the maximum amount of the Fee and Expense Amount, subject to Court approval.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s website, https://ir.zynerba.com/legal, contact Plaintiffs’ Counsel at the address listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of nominal defendant Zynerba and alleges that the Individual Defendants violated the federal securities laws and breached their fiduciary duties by making or permitting the Company to make materially false statements or omissions, causing the Company to fail to maintain internal controls, and committing other violations of state and federal law with respect to the Company’s clinical trial for ZYN002 (“Zygel”), Zynerba’s sole drug product. The complaints in the Derivative Action allege counts for breach of fiduciary duty, unjust enrichment, waste of corporate assets, and violations of Section 14(a) of the Securities Exchange of 1934 (the “Exchange Act”). The Demand is based upon the same underlying allegations.

Why is there a Settlement of the Derivative Action?

The Court has not decided in favor of Defendants or Derivative Plaintiffs in the Derivative Action. Instead, the parties have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company and Board have determined that the Settlement, including the corporate governance reforms that the Company will adopt as part of the Settlement, provides a substantial benefit to, and is in the best interests of, Zynerba and its shareholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted legally, in good faith, and in a manner they reasonably believed to be and that was in the best interests of Zynerba and Zynerba’s shareholders. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the expense, distraction, and uncertainty of litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On May 12, 2021, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to Zynerba shareholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on July 15, 2021 at 3:00 p.m. before the Honorable Colm F. Connolly, U.S. District Court, District of Delaware, located at the J. Caleb Boggs Federal Building, 844 N. King Street, Wilmington, Delaware 19801, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the Fee and Expense Amount to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses in an amount not to exceed $387,500 (an amount proposed by Plaintiffs, and agreed to by Defendants); (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Amount; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of Zynerba (https://ir.zynerba.com/legal) for any change in date, time or format of the Settlement Hearing.

Any Zynerba shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file with the Court a written objection. An objector must at least twenty-one (21) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Zynerba common stock as of the date of the Stipulation and through the date of the filing of any such objection, including the number of shares of Zynerba common stock held and the date of purchase or acquisition, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the shareholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his’ her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN June 24, 2021. The Clerk’s address is:

Clerk of the Court
U.S. DISTRICT COURT, DISTRICT OF DELAWARE
J. Caleb Boggs Federal Building
844 N. King Street, Unit 18
Wilmington’ Delaware 19801

YOU ALSO MUST SIMULTANEOUSLY DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL. Counsel’s addresses are:

Counsel for Plaintiffs:

Garam Choe BRAGAR EAGEL & SQUIRE, P.C. 810 Seventh Avenue, Suite 620 New York, NY 10019	Timothy Brown THE BROWN LAW FIRM, P.C. 240 Townsend Square Oyster Bay, NY 11771

Matthew M. Houston
GLANCY PRONGAY & MURRAY LLP
712 Fifth Avenue, 31st Floor
New York, NY 10019

Counsel for Defendants:

David H. Kistenbroker DECHERT LLP 35 W. Wacker Drive, Suite 3400 Chicago, IL 60601	Michael S. Doluisio DECHERT LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104

An objector may file an objection on his’ her, or its own or through an attorney hired at his’ her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection’ the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Zynerba shareholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Zynerba shareholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in this Derivative Action, and from pursuing any of the Released Claims.

Release and Related Matters

If the Settlement is approved, claims will be released pursuant to, among other provisions, the following provisions:

Upon the Effective Date, Zynerba, Plaintiffs, and each Current Zynerba Shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. Zynerba, Plaintiffs, and each Current Zynerba Shareholder shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

“Released Claims” shall mean all Claims (including known and Unknown Claims), including but not limited to, any claims for damages, injunctive relief, equitable relief, interest, attorneys’ fees, expert or consulting fees, and any and all other costs, fees, expenses, or liabilities whatsoever, against any of the Released Persons that means all Claims, including known and Unknown Claims, against any of the Released Persons that (i) were asserted or could have been asserted derivatively in any of the Derivative Matters; (ii) would have been barred by res judicata had the Derivative Matters been fully litigated to final judgment; or (iii) that could have been, or could in the future be, asserted derivatively in any forum or proceeding or otherwise against any of the Released Persons that (a) concern, arise out of or relate, directly or indirectly, in any way to any of the subject matters, allegations, transactions, facts, occurrences, representations, statements, or omissions alleged, involved, set forth, or referred to in any complaint or demand letter in the Derivative Matters including, but not limited to, claims for breach of fiduciary duty, waste of corporate assets, unjust enrichment, violations of Section 14(a) of the Exchange Act, contribution and indemnification, money damages, disgorgement, any and all demands, actions, damages, claims, rights or causes of action, or liabilities whatsoever, provided that Released Claims shall not include claims to enforce the terms of this Settlement.

“Related Persons” means each and all of a Person’s past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, shareholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Person, and each of their respective predecessors, successors, and assigns.

“Released Persons” means, collectively, each and all of the Defendants and their Related Persons, and Defendants’ Counsel.

“Unknown Claims” means any Released Claims that any Party or any Zynerba shareholder (claiming in the right of, or on behalf of, Zynerba) does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. Unknown Claims include those claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, they shall expressly waive, and every Zynerba shareholder shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties shall expressly waive, and every Zynerba shareholder shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. The Parties and/or any Zynerba shareholder may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Parties shall expressly have, and every Zynerba shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Parties acknowledge, and every Zynerba shareholder shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waivers were separately bargained for and a key element of the Settlement.

Interim Stay and Injunction

Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current Zynerba Shareholders, derivatively on behalf of Zynerba, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal.

Scope of the Notice

This Notice is a summary description of the Derivative Action, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Action, reference is made to the Stipulation, a copy of which may be reviewed and downloaded at (https://ir.zynerba.com/legal).

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You may obtain further information by contacting Plaintiffs’ Counsel at: Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net or Garam Choe, Bragar Eagel & Squire, P.C., 810 Seventh Avenue, Suite 620, New York, NY 10019, Telephone: (212) 355-4648, E-mail: choe@bespc.com or Matthew M. Houston, Glancy Prongay & Murray LLP, 712 Fifth Avenue, 31st Floor, New York, NY 10019, Telephone: (212) 935-7400, E-mail: mhouston@glancylaw.com. Please Do Not Call the Court or Defendants with Questions About the Settlement.

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